SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 16, 2001

                                  APTIMUS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   Washington
               --------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-27065                                        91-1809146
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


                             95 SOUTH JACKSON STREET
                                    SUITE 300
                            SEATTLE, WASHINGTON 98104
               --------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code  (206) 441-9100



                                 Not Applicable
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     On April 16, 2001, Aptimus, Inc. ("Company") and Fingerhut Companies, Inc. ("Fingerhut") entered into a Stock Redemption Agreement ("Agreement") wherein the Company agreed to redeem 2,720,000 shares of the Company's common stock held by Fingerhut for a total purchase price of $1,088,000. The Company paid $250,000 at closing and signed an unsecured promissory note for $838,000, which bears interest at the rate of 9.5% per annum, and is payable in 18 monthly installments of $50,135.12 each.


Item 7.  Exhibits and Reports on Form 8-K

(c)  The following exhibits are filed as part of this report:


Exhibit No.    Description
-----------    -----------
  10.24        Stock Redemption  Agreement dated April 6, 2001, between Aptimus,
               Inc. and Fingerhut Companies, Inc.

                                   SIGNATURES

     In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         APTIMUS, INC.
                                         ---------------------------------------
                                          (Registrant)



Dated:  April 23, 2001               By  /s/  David H. Davis
                                         --------------------------------------
                                         David H. Davis
                                         Secretary

                                 EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------
  10.24        Stock Redemption  Agreement dated April 6, 2001, between Aptimus,
               Inc. and Fingerhut Companies, Inc.

                           STOCK REDEMPTION AGREEMENT


     THIS AGREEMENT (the "Agreement") is dated as of the 6th day of April, 2001, by and between Aptimus, Inc., a Washington corporation (the "Company"), and Fingerhut Companies, Inc., a Minnesota corporation (the "Seller").

     WHEREAS, Seller wishes to sell certain shares of the Company's common stock, and the Company is willing to purchase such shares, all on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the covenants, agreements, warranties and payments herein set forth, the parties hereto do hereby agree as follows:

     1. Purchase and Sale. Subject to the terms and conditions of this Agreement, the Company agrees to purchase from Seller, and Seller agrees to sell to the Company, 2,720,000 shares of common stock, without par value, of the Company (the "Shares") at a price of $0.40 per Share for an aggregate purchase price of $1,088,000 (the "Purchase Price").

     2. Payment of Purchase Price. The Company shall pay the purchase price by delivery of (a) $250,000 in immediately available funds and (b) its promissory note in the principal amount of $838,000 and otherwise in the form of Exhibit A attached hereto (the "Note"). The Note shall bear interest at a fixed annual rate of 9.5% and be payable in 18 consecutive, equal monthly installments of $50,135.12 commencing one month after the Closing Date (as defined below), with a final payment on October 16, 2002, unless previously prepaid as provided in the Note.

     3. Warrant. As further consideration to Seller, the Company shall issue to Seller at Closing (as defined below) a warrant for the purchase of 150,000 shares of the Company's common stock and otherwise in the form of Exhibit B attached hereto (the "Warrant"). The Warrant shall be exercisable at any time or times during a period of 2 years after the Closing Date at a purchase price of $2.50 per share.

     4. Letter Agreement. As further consideration to Seller, the Company shall enter into a letter agreement in the form of Exhibit C attached hereto (the "Letter Agreement"), regarding certain continuing obligations of the Company to purchase additional shares of its common stock held by Seller.

     5. Closing. The closing (the "Closing") of the purchase and sale of the Shares hereunder shall take place at the offices of the Company in Seattle, Washington, at 10 a.m. Pacific time on April 16, 2001, or such later time and/or date as the parties shall agree (the "Closing Date"). At the Closing,

          (a)  The Company shall deliver to Seller:

               (i) $250,000 in immediately available funds by wire transfer to an account designated by Seller;

               (ii) the Note;

               (iii) the Warrant; and

               (iv) the Letter Agreement.

          (b) Seller shall deliver to the Company certificates for the Shares duly endorsed or accompanied by stock powers duly endorsed in blank.

     6. Representations and Warranties of Seller. Seller hereby represents and warrants to the Company as follows:

          (a) Ownership of Shares. Seller is the owner of the Shares, free and clear of any liens, security interests or encumbrances or rights of third parties.

          (b) Authority. Seller has the power and authority to enter into this Agreement and to perform the same, and is not a party to or obligated under or restricted by any contract or other provision, which has not been waived, that will be violated in any material respect by Seller's making and performing this Agreement.

          (c) Information. Seller acknowledges that it has made its decision to sell the Shares based solely on (i) information that is publicly available ("Public Information"), whether through filings by the Company with the Securities and Exchange Commission or as set forth in press releases, and (ii) the representations of the Company herein. Seller acknowledges that the Company has provided no other information or representations to Seller and that there may be other information that may be material to Seller's decision that has not been publicly disclosed at this time. Seller has sufficient knowledge and experience in investing in companies similar to the Company to make a determination to sell the Shares at this time. Seller hereby releases the Company, its officers, directors and shareholders from any claim that it otherwise may have in connection with the sale of the Shares with respect to any untrue statement of a material fact in the Public Information or the omission in the Public Information to state a material fact necessary in order to make the statements contained in the Public Information, in light of the circumstances under which they were made, not misleading.

     7. Representations and Warranties of the Company. The Company hereby represents and warrants to Seller as follows:

          (a) Organization, Standing and Authority. The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Washington. The Company is duly qualified to do business and is in good standing in the states of the United States where its ownership or leasing of property or the conduct of its business requires it to be so qualified, except where the failure to do so would not have a material adverse effect upon the Company. The Company has the requisite power and authority and has in effect all federal, state, local and foreign governmental authorizations necessary of it to own or lease its properties and assets and to carry on its business as it is now conducted, except where the failure to have such would not have a material adverse effect upon the Company. The Company has the power and authority to enter into this Agreement and to perform the same, and is not a party to or obligated under or restricted by any contract or other provision, which has not been waived, that will be violated in any material respect by the Company's making and performing this Agreement. The transactions contemplated by this Agreement, the Note, the Warrant and the

Letter Agreement have been authorized by the Board of Directors of the Company in accordance with the resolutions attached hereto as Exhibit D. Without limiting the foregoing, any action of the shareholders of the Company required to approve or adopt this Agreement and the transactions contemplated by this Agreement has been duly taken in accordance with the requirements of the laws of the State of Washington. No further action of the shareholders or Board of Directors of the Company is required in order to consummate the transactions contemplated by this Agreement. This Agreement constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms.

          (b) SEC Documents and Financial Statements. (1) Company has made available to Seller copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, its Quarterly Reports on Form 10-QA for the fiscal quarter ended September 30, 2000 and its Definitive Proxy Statement filed August 2, 2000, each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, including any such reports filed subsequent to the date hereof, the "SEC Documents"). Each of the Company's consolidated statements of financial condition included in the SEC Documents fairly presents in all material respects the consolidated financial position of the Company or its subsidiaries as of its date, and each of the statements of income, cash flows and owners' equity included in the SEC Documents, including any related notes and schedules thereto, fairly presents in all material respects the consolidated results of operations, cash flows and stockholders' equity of the Company and its subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal recurring year-end adjustments), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved (except as may be noted therein).

          (c) Capital Stock. The Company has (i) 100,000,000 authorized shares of common stock, of which 15,480,793 shares were outstanding as of March 15, 2001, and (ii) 10,000,000 authorized shares of preferred stock, of which none were outstanding as of the date hereof. All of the outstanding shares of common stock have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any subscription or preemptive rights.

          (d) No Defaults. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (1) conflict with or constitute a breach or violation of, or a default under, or cause or allow the acceleration or creation of any right, obligation or lien (with or without the giving of notice, passage of time or both) pursuant to, any law, rule or regulation or any judgment, decree, order or any governmental or non-governmental permit, license, franchise or privilege or any contract of the Company or to which the Company or its properties is subject or bound, (2) constitute a breach or violation of, or a default under, the Articles of Incorporation or Bylaws of the Company or (3) require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental or non-governmental permit, license, franchise or privilege or the consent or approval of any other party to any such contract.

          (e) Compliance with Laws. Except as set forth in the SEC Documents filed prior to the date hereof, to the knowledge of the Company the business of the Company has not been, and is not being, conducted in violation of any applicable laws, except as is not reasonably likely to have a material adverse effect on the Company. Except as set forth in the SEC Documents filed prior to the date hereof, no investigation or review by any governmental authority with respect to the Company or any of its subsidiaries is pending or, to the knowledge of the Company, threatened, except as is not reasonably likely to have a material adverse effect on Company. To the knowledge of the Company, no material change is required in the Company's processes, properties or procedures in connection with any such laws, and Company has not received any notice or communication or any material noncompliance with any such laws that has not been cured as of the date hereof, except as is not reasonably likely to have a material adverse effect on the Company.

     8. Covenants of Seller. Seller hereby covenants and agrees as follows:

          (a) it shall perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be carried out; and

          (b) it shall not purchase any shares of Common Stock between the date hereof and the Closing.

     9. Covenants of the Company. The Company hereby covenants and agrees that it shall perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement, the Note and the Warrant to the end that the transactions contemplated by this Agreement, the Note and the Warrant shall be carried out.

     10. Conditions to Obligation of the Company. The obligation of the Company to consummate the Closing are subject to satisfaction of the following conditions:

          (a) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Closing;

          (b) all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the Closing including, shall have been obtained;

          (c) Seller shall have performed all of its obligations hereunder required to be performed by it on or prior to the Closing Date, including delivery to the Company of certificates for the Shares duly endorsed or accompanied by stock powers duly endorsed in blank; and

          (d) the representations and warranties of Seller shall be true at and as of the Closing Date, as if made at and as of such date.

     11. Conditions to Obligation of Seller. The obligation of Seller to consummate the Closing is subject to satisfaction of the following conditions:

          (a) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Closing;

          (b) all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the Closing including, shall have been obtained;

          (c) the Company shall have performed all of its obligations hereunder required to be performed by it on or prior to the Closing Date, including delivery to Seller of the duly executed Note, Warrant and Letter Agreement; and

          (d) the representations and warranties of the Company shall be true at and as of the Closing Date, as if made at and as of such date.

     12. Public Announcements. The parties agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.

     13. Survival. The covenants, agreements, representations and warranties of the parties hereto contained in this Agreement or in other writing delivered pursuant hereto or in connection herewith shall survive the Closing until the first anniversary of the Closing Date.

     14. Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of a signed counterpart by telephone facsimile transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

     15. Governing Law; Survival of Rights; Severability. This Agreement, including the Note, the Warrant and the Letter Agreement, shall be governed by the laws of the State of Washington as such laws are applied by Washington courts to agreements entered into and to be performed in Washington by and between residents of Washington, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto. If any provision of this Agreement shall be held to be invalid, the remainder of this Agreement shall not be affected thereby.

     16. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreement or understandings among them, oral or written, all of which are hereby cancelled. This Agreement may not be modified or amended without the express written consent of the parties hereto.

     17. Captions; Pronouns. The paragraph titles or captions contained in this Agreement are inserted only as a matter of convenience of reference. Such titles and captions in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     18. No Waiver. The failure of any party to seek redress for violation, or to insist on strict performance, of any covenant of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.





                            [signature page follows]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.



                                    APTIMUS, INC.


                                    By:
                                        ----------------------------------------
                                    Its:
                                         ---------------------------------------



                                    FINGERHUT COMPANIES, INC.


                                    By:
                                        ----------------------------------------
                                    Its:
                                         ---------------------------------------






                    Stock Redemption Agreement Signature Page

                                    EXHIBIT A

                                 PROMISSORY NOTE


$838,000.00                                                       April 16, 2001
                                                             Seattle, Washington


     APTIMUS, INC., a Washington corporation (the "Company"), hereby promises to pay to the order of FINGERHUT COMPANIES, INC., a Minnesota corporation (the "Holder"), the principal sum of $838,000.00, together with interest thereon, all as hereinafter provided and upon the following agreements, terms and conditions:

     1. Interest: All sums which are owing hereunder shall bear interest from time to time, from the date hereof until paid, at the rate of 9.5% per annum; provided, that upon the occurrence of any Default, all sums then and thereafter owing hereunder shall become immediately due and payable without further notice and shall bear interest thereafter at a rate equal to 12% per annum. A "Default" shall mean any one or more of the following: (a) the failure to pay any sum when due under the terms of this Note; (b) the insolvency of the Company; (c) the filing of any petition or other pleading by or against the Company for the appointment of a receiver or under or pursuant to any bankruptcy or other debtor relief law; (d) the failure to perform any of the conditions and obligations of the Company pursuant to this Note; (e) the failure to perform and fulfill any of the conditions and obligations of the Company pursuant to the Stock Redemption Agreement by and between the Company and Holder, dated April 6, 2001, regardless of whether such breach or failure is identified or occurs within the survival period provided in such Stock Redemption Agreement; (f) the failure to perform and fulfill any of the conditions and obligations of the Company pursuant to the Warrant to Purchase Common Stock by and between the Company and Holder, dated as of the date first written above; and (g) the failure to perform and fulfill any of the conditions and obligations of the Company pursuant to the Letter Agreement by and between the Company and Holder, dated as of the date first written above. All computations of interest shall be made by Holder on the basis of a year of 360 days for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest is payable.

     2. Payment and Prepayment.

          (a) The Company shall pay principal and interest in 18 consecutive monthly installments of $50,135.12, commencing on May 16, 2001, and continuing on the same day of each calendar month thereafter to and including October 16, 2002; provided that the final installment on October 16, 2002, shall be in the amount necessary to pay in full the unpaid principal amount and all interest then accrued on this Note.

          (b) The Company shall make all payments under this Promissory Note in lawful money of the United States of America which then is legal tender for private and public debts. Each payment under this Promissory Note shall be applied first to interest then accrued and then to principal. All payments shall be made to Holder at such place as Holder may specify in writing from time to time. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued interest, if any, then to principal, and any remaining amount to any unpaid collection costs and expenses.

          (c) The Company may prepay the unpaid principal amount of this Note, in whole or in part, plus accrued interest to the date of such prepayment on the principal amount prepaid. Each partial prepayment shall be applied to the installments under this Note in the inverse order of their maturities without deferral or limitation of the intervening installments of principal or interest.

     3. Attorneys' Fees and Other Costs and Expenses. The Company agrees to pay all costs and expenses which Holder may incur by reason of any Default, including without limitation reasonable attorneys' fees with respect to legal services relating to any Default and to a determination of any rights or remedies of Holder under this Note or under any other instrument or document made by the Company with or in favor of Holder, and reasonable attorneys' fees relating to any actions or proceedings which Holder may institute or in which Holder may appear or participate and in any reviews of and appeals therefrom.

     4. Waivers. The Company waives demand, presentment for payment, protest, notice of protest, and notice of nonpayment. The Company further agrees that any modification or extension of the terms of payment of this Note made by Holder shall not diminish or impair the Company's liability for the payment hereunder and that none of the terms or provisions hereof may be waived, altered, modified or amended except as Holder may consent thereto in a writing duly signed on its behalf. Holder may delay or forgo enforcing any of its rights or remedies under this Note without losing them.

     5. Applicable Law; Venue. This Note shall be governed by and construed according to the laws of the State of Washington. If a lawsuit is commenced in connection with this Note, venue for any such action shall lie in King County, Washington, and the Company agrees, upon Holder's request, to submit to the jurisdiction of the courts therein.

     6. Statutory Notice. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.



                            [signature page follows]

     IN WITNESS WHEREOF, the Company has caused this Note to be executed by its officer thereunto duly authorized as of the date first written above.


                                      APTIMUS, INC.


                                      By
                                         ---------------------------------------
                                      Its
                                          --------------------------------------









                       Promissory Note Signature Page

                                    EXHIBIT B

     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

No. W-3                                    Warrant to Purchase 150,000 Shares of
                                           Common Stock (subject to adjustment)

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                                  APTIMUS, INC.
                            Void after April 16, 2003

     This certifies that, for value received, Fingerhut Companies, Inc., or registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from Aptimus, Inc., a Washington corporation (the "Company"), 150,000 shares of the common stock, without par value ("Common Stock") of the Company, upon surrender hereof at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

     1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof (the "Warrant Issue Date") and ending at 5:00 p.m., Pacific Time, on April 16, 2003, and shall be void thereafter.

     2. Exercise Price. The Exercise Price at which this Warrant may be exercised shall be $2.50 per share of Common Stock, as adjusted from time to time pursuant to Section 13 hereof.

     3. Exercise of Warrant.

          (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, but not for less than 10,000 shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 13 below), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash or by check acceptable to the Company of the purchase price of the shares to be purchased.

          (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

     4. Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

     X    =    Y (A-B)
               ------
                  A

     Where    X =  the number of shares of Common Stock to be issued
                   to the Holder

              Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled
                   (at the date of such calculation)

              A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

              B =  Exercise Price (as adjusted to the date of such calculation)

     For purposes of the above calculation, the fair market value per share shall be the average closing price quoted on the Nasdaq National Market or on any exchange or quotation system on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value.

     5.  No  Fractional   Shares  or  Scrip.  No  fractional   shares  or  scrip
representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     6. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     7. Rights of Shareholders. Subject to Sections 11 and 13 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

     8. Transfer of Warrant.

          (a) Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 8(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

          (c) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery; provided, however, that this Warrant may not be transferred in part unless such transfer is to a transferee who pursuant to such transfer receives the right to purchase at least 50,000 shares hereunder.

          (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

          (e) Compliance with Securities Laws.

               (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

               (ii) This Warrant and all shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     9. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation (the "Articles") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     10. Capital Stock of the Company. The Company represents and warrants that it has (i) 100,000,000 authorized shares of common stock, of which 15,480,793 shares were outstanding as of March 15, 2001, and (ii) 10,000,000 authorized shares of preferred stock, of which none were outstanding as of the date hereof. All of the outstanding shares of common stock have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any subscription or preemptive rights. When issued in accordance with the terms of this Warrant, the shares of Common Stock issued upon the exercise of this Warrant will be duly authorized, validly issued, fully paid and nonassessable, and shall not have been issued in violation of any subscription or preemptive rights.

     11. Notices.

          (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 13 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant at such address set forth in the Warrant Register with a copy to: Winston & Strawn, 200 Park Avenue, New York, New York 10166, to the attention of David F. Kroenlein, Esq.

          (b) In case:

               (i) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

               (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

               (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

          (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

     12. Amendments.

          (a) Any term of this Warrant may be amended only with the written consent of the Company and the Holder.

          (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     13. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

          (a) Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 13. The foregoing provisions of this Section 13(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this

Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          (b)  Reclassification,  etc.  If the  Company,  at any time while this
Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 13.

          (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a forward split or subdivision or proportionately increased in the case of a reverse split or combination.

          (d) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 13.

          (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 13, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

          (f) Exercise Price Adjustment. If the Company issues or sells any shares of Common Stock, warrants for Common Stock or securities convertible into Common Stock (other than shares issued in stock dividends or distributions referred to in Section 13(a), (b), (c), (d) or (e) above, shares issued upon the exercise or conversion of securities outstanding as of the date first written above or which the Company has agreed to issue on or before the date first written above, and shares issued (whether directly or upon exercise of options) pursuant to any stock plan or stock option plan approved by the Board of Directors) for a consideration per share less than $0.40 ($0.40, as adjusted, being referred to hereinafter as the "Benchmark Price" and the consideration per share less than the Benchmark Price being referred to hereinafter as the "Lower Price"), the Exercise Price in effect thereafter shall be reduced by an amount equal to the difference between the Benchmark Price and the Lower Price. By way of example only, if the Company in the future sells shares of Common Stock for $0.30 per share, the Exercise Price would be adjusted to $2.40 per share. This adjustment process shall be repeated if there are subsequent issuances or sales for a consideration per share less than the Benchmark Price then in effect, with the Benchmark Price itself being adjusted at the time of each such adjustment in the Exercise Price to equal the Lower Price that caused the adjustment. In no event shall the cumulative adjustment in the Exercise Price exceed $0.40 per share.

     14. Miscellaneous.

          (a) Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Washington applicable to contracts made and to be performed entirely within the State of Washington.

          (b) Attorneys Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorney's fees.

          (c) Captions. The captions for the sections and subsections of this Warrant have been inserted for convenience only and shall have no substantive effect.



                            [signature page follows]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first written above.


                                       APTIMUS, INC.

                                       By
                                          --------------------------------------
                                       Its
                                           -------------------------------------


                                       FINGERHUT COMPANIES, INC.

                                       By
                                          --------------------------------------
                                       Its
                                           -------------------------------------










                             Warrant Signature Page

                               NOTICE OF EXERCISE

     1. The undersigned hereby elects to purchase _____ shares of Common Stock of Aptimus, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



-------------------------------------
(Name)

-------------------------------------
-------------------------------------
(Address)


     4. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

-------------------------------------
(Name)

-------------------------------------
-------------------------------------
(Address)


                                                   -----------------------------
                                                   (Name)


---------------------                              -----------------------------
(Date)                                             (Signature)

                               WARRANT ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock (or Common Stock) set forth below:

Name of Assignee                    Address                   No. of Shares
--------------------------------------------------------------------------------




and does hereby irrevocably constitute and appoint ____________________________ to make such transfer on the books of Aptimus, Inc., maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of any such shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.



---------------------                      -------------------------------------
(Date)                                     (Signature of Holder)

                                    EXHIBIT C

                                  APTIMUS, INC.
                       95 SOUTH JACKSON STREET, SUITE 300
                                SEATTLE, WA 98104

                                 APRIL 16, 2001


FINGERHUT COMPANIES, INC.
4400 BAKER ROAD
MINNETONKA, MN 55343

Gentlemen:

     We have entered into a Stock Redemption Agreement, dated as of April 6, 2001 (the "Stock Redemption Agreement") providing for the purchase by Aptimus, Inc. (the "Company") of 2,720,000 shares of its common stock from Fingerhut Companies, Inc. (the "Seller") at a price of $0.40 per share, for an aggregate purchase price of $1,088,000. This letter agreement (the "Letter Agreement") shall be delivered to Seller by the Company at Closing. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Stock Redemption Agreement.

     If any future purchases or redemptions of shares of common stock or other securities by the Company would result in Seller's ownership of the Company's outstanding shares increasing to 19.9% or above (any such purchase or redemption being a "Trigger Event"), the Company will use good faith, commercially reasonable efforts to notify Seller prior to the occurrence of the Trigger Event. Such notice shall constitute an offer by the Company to purchase from Seller such number of shares of the Company's common stock as is necessary to reduce Seller's ownership to 19% of the Company's outstanding shares. If Seller elects to sell such shares to the Company, the Company shall use its best efforts to purchase such shares prior to or simultaneous with the occurrence of the Trigger Event.

     If, despite its good faith, commercially reasonable efforts, the Company is unable to notify Seller prior to the occurrence of the Trigger Event, then the Company shall notify Seller of the Trigger Event not later than 10 business days after its occurrence or, if sooner, the end of Seller's then current fiscal quarter. Such notice shall constitute an offer by the Company to purchase from Seller such number of shares of the Company's common stock as is necessary to reduce Seller's ownership to 19% of the Company's outstanding shares. If Seller elects to sell such shares to the Company, the Company shall purchase such shares as soon as possible but in any event prior to the end of Seller's then current fiscal quarter.

     The price paid per share for any such purchases shall be the higher of (a) the closing price per share for the Company's common stock for the day prior to occurrence of the Trigger Event, as reported on the Nasdaq National Market or on such other exchange or quotation system on which the Company's common stock is listed and (b) the highest price per share paid for the Company's common stock in connection with the Trigger Event. If the Company's common stock is not then listed on any such exchange or quotation system, then the price paid per share shall be the higher of (a) the fair market value per share as determined by the Company's Board of Directors in good faith and (b) the highest price per share paid for the Company's common stock in connection with the Trigger Event.. All payments shall be made in immediately available funds.

     All notices provided for in this Letter Agreement shall be in writing (including fax communication) and mailed, faxed or delivered to: the Company at 95 South Jackson Street, Suite 300, Seattle, WA 98104, attn. General Counsel; to Seller at 4400 Baker Road, Minnetonka, MN 55343, attn: Michael Sherman, with a copy to: Winston & Strawn, 200 Park Avenue, New York, New York 10166, attn:
David F. Kroenlein, Esq.; or, as to either party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall be effective when delivered, deposited in the mails or faxed, respectively.

     This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of a signed counterpart by telephone facsimile transmission shall be effective as delivery of a manually signed counterpart of this Letter Agreement. This Letter Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

     This Letter Agreement shall be governed by the laws of the State of Washington as such laws are applied by Washington courts to agreements entered into and to be performed in Washington by and between residents of Washington, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Letter Agreement without the consent of the other party hereto. If any provision of this Letter Agreement shall be held to be invalid, the remainder of this Letter Agreement shall not be affected thereby.

     The failure of any party to seek redress for violation, or to insist on strict performance, of any covenant of this Letter Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.



                             Signature page follows

     Please indicate your agreement to the terms of this Letter Agreement by signing the enclosed copy of this letter and returning it to us.

                                            Sincerely,

                                            APTIMUS, INC.


                                            By: --------------------------------
                                            Name: Tim Choate
                                            Its: President & CEO



We agree to the terms of this letter.

April 16, 2001

FINGERHUT COMPANIES, INC.


By: --------------------------------
Its:  ------------------------------









                         Letter Agreement Signature Page

                                    EXHIBIT D

             Resolutions of the Board of Directors of Aptimus, Inc.
                              Adopted April 3, 2001


                Purchase of Shares from Fingerhut Companies, Inc.
                -------------------------------------------------

     RESOLVED, that the Company is authorized to purchase up to 3 million of the issued and outstanding shares of common stock of the Company held in the name of Fingerhut Companies, Inc. (the "Shares"), for a purchase price not to exceed $0.40/share, all in conformance with applicable laws, rules, regulations and covenants, including without limitation, applicable SEC and Nasdaq regulations and bank covenants, if any; and it is

     RESOLVED, that in connection with such purchase of shares the Company is authorized to issue a warrant to Fingerhut Companies, Inc. for the purchase of 150,000 shares of the Company's common stock (the "Warrant"), to be exercisable at any time within 2 years of the issue date at an exercise price of $2.50 per share, subject to adjustment as provided therein; and it is

     FURTHER RESOLVED, that the Company's executive officers are, and each of them acting alone is, hereby authorized, empowered and directed to negotiate and execute definitive agreements and instruments to repurchase the Shares, issue the Warrant and effect the related transactions contemplated thereby, all of which are to be in substantially the form of the Stock Redemption Agreement and exhibits thereto provided to the Board under separate cover, to negotiate and execute such additional agreements and instruments, to obtain all necessary consents and approvals, and to take any and all action, for and on behalf of the Company, as in each instance may be necessary or advisable to effectuate and implement the foregoing resolutions.